CERTIFICATION
PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT OF 2002

I, Hana Khouri, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Drive Shack Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2020	By:	/s/ Hana Khouri
Hana Khouri Chief Executive Officer and President